UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2001

                         L.L. Brown International, Inc.
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             (Exact name of registrant as specified in its charter)


               Nevada                   000-31935                 65-0729440
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(State or other jurisdiction            (Commission          (IRS Employer
   of incorporation)                    file number)         Identification No.)


19435 68th Avenue South, Suite S-105
Kent, Washington                                                   98032
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (425) 251-8086


                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                 Mintmire & Associates
                                 265 Sunrise Avenue, Suite 204
                                 Palm Beach, FL 33480
                                 Phone:(561) 832-5696
                                 Facsimile:(561) 659-5371







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     The  purpose of this  amended  current  report on Form 8-K is to add to the previous current report on Form 8-K filed to disclose a change in the Registrant's Certifying Accountant to include certain information at the request of the Commission.

ITEM 4(a).  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 13, 2001 the Company notified its accountants, George Stewart, CPA that they were being dismissed as the Company's independent auditors. The stated reasons were that the Registrant wanted to try to save audit costs and limit expenses. The Company's Board of Directors made the decision to change accountants.

     Financial statements audited by George Stewart, CPA contained a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein. The Company has had no disagreements with George Stewart, CPA on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure.

     During the Registrant's past two (2) fiscal years and during any subsequent interim period preceding the date of dismissal, the Company has had no disagreements with George Stewart, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     The report of George Stewart, CPA on the financial statements for the past two (2) fiscal years did not contain an adverse opinion nor a disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     On August 22, 2001 the Company provided George Stewart, CPA with a copy of this amended disclosure and requested that it furnish a new letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed. On August 22, 2001, the Company received a letter from George Stewart, CPA that it agreed with the statements contained herein.

Item 4(b). Changes in Registrant's Certifying Accountant.

     On August 13, 2001, the Company engaged the firm of Melton & Co., P.C. 615 Griswold, Suite 320, Detroit, MI 48226 as the Company's independent auditors. Such appointment was accepted by Andrew I. Melton, President of the firm. Prior to such engagement, the Registrant had not consulted Melton & Co., P.C. on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with George Stewart, CPA.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
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
2.1      [1]      Share Exchange Agreement between L.L. Brown International, Inc. and LL Brown
                  & Associates, Inc. dated March 14, 1998.

3.(i).1  [1]      Articles of Incorporation of Smart Industries, Inc. filed February 19, 1997.

3.(i).2  [1]      Certificate of Amendment of Articles of Incorporation changing name to L.L. Brown
                  International, Inc. filed March 24, 1998.

3.(ii).1 [1]      Bylaws of Smart Industries, Inc.

4.1      [1]      Form of Private Placement Offering of 1,600,000 common shares at $0.01 per share dated February 1997.

4.2      [1]      Form of Private Placement Offering of 500,000 common shares at $1.00 per share dated April 1998.

4.3      [1]      Renumbered as Exhibit 10.12.

10.1     [1]      Consulting Agreement between Neil Rand of Corporate Imaging and L.L. Brown dated March 2, 1998.

10.2     [1]      Renumbered as Exhibit 2.1.

10.3     [1]      Agreement between Steven Mundahl and Lester L. Brown to assist in writing auto-biography, dated September 1998.

10.4     [1]      Production Agreement between KBDI and Lester Brown dated September 1998.

10.5     [1]      Standard Industrial Lease between L.L. Brown and Cook Inlet Region, Inc. dated
                  January 1999.

10.6     [1]      Service Contract between L.L. Brown and the County of Washtenaw, dated
                  January 2000.

10.7     [1]      Agreement between L.L. Brown and Kern County for an Independent Thinking
                  Skills Training for CalWorks Participants, dated May 2000.

10.8     [1]      Client Service Contract between L.L. Brown and the State of Washington
                  Deportment of Social and Health Services, dated June 2000.

10.9     [1]      Non-Circumvention/Finder's Fee Agreement between L.L. Brown and David
                  Penney & Associates, dated September 2000.

10.10    [2]      Service Agreement between the Company and CWA District 7 dated December 5,
                  2000.

10.11    [2]      Service Agreement between the Company and Arizona, AFLCIO dated January 29,
                  2001.

10.12    [1]      Promissory Note between L.L. Brown and KeyBank National Association in the amount of $126,104.00 dated October 1998.

11.1     [3]      Statement re:  computation of per share earnings.

16.1     [4]      Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).

16.2     *        Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3).
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


[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed November 13, 2000.

[2] Incorporated herein by reference to the Company's Annual Report on Form 10KSB filed March 21, 2001.

[3]  Incorporated   herein  by  reference  to  the   Company's   First   Amended
     Registration Statement on Form 10SB filed April 5, 2001.

[4] Incorporated herein by reference to the Company's Current Report on Form 8K filed August 17, 2001.

*    Filed Herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         L.L. Brown International, Inc.
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                                  (Registrant)


Date: August 22, 2001    By: /s/ Carolyn Scott Brown
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                         Carolyn Scott Brown, President


                         By: /s/ Lester L. Brown
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                         Lester L. Brown, Vice-President